NuVasive, Inc. Acquisition of Ellipse Technologies, Inc. January 5, 2016 Exhibit 99.2

Safe Harbor Statements NuVasive, Inc. (“NuVasive,” “NUVA” or the “Company”) cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the Company's results to differ materially from historical results or those expressed or implied by such forward-looking statements. Forward-looking statements include, but are not limited to, statements about the timing of the anticipated acquisition, the funding of the anticipated acquisition, the potential benefits, synergies and cost savings of the anticipated acquisition, including the expected impact on future financial and operating results, and post-acquisition plans and intentions. The forward-looking statements contained herein are based on the current expectations and assumptions of NuVasive and not on historical facts. The following important factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the satisfaction of conditions to closing the agreement, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the acquisition; the loss of key employees; the risk that the businesses will not be integrated successfully; unexpected variations in market growth and demand for the combined company’s products and technologies; and the risk that benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected. Additional risks and uncertainties that may affect future results are described in NuVasive's news releases and periodic filings with the Securities and Exchange Commission. NuVasive's public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made. Management also uses certain non-GAAP financial measures in this presentation which constitute “non-GAAP financial measures” as defined by the Securities and Exchange Commission. Management uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. Reconciliations of the non-GAAP financial measures to the comparable GAAP financial measures can be found on the Investor Relations section of the Company’s website. Forward-looking information and non-GAAP measures

Ellipse at a Glance Committed to innovation, passion for improved clinical outcomes Business Description Privately held medical technology company focused on revolutionizing procedural solutions for complex skeletal deformity Developer and marketer of disruptive, magnetically adjustable implant systems for use in spine and niche orthopedic surgery Founded in 2005 and headquartered in Aliso Viejo, CA (~120 employees) Core Products & Solutions Products based on the MAGnetic External Control (“MAGEC”) technology platform and consist of two commercial product families: MAGEC-EOS spinal bracing and distraction system for treatment of early onset scoliosis (“EOS”) PRECICE limb lengthening system for treatment of limb length discrepancy Key features of revolutionary technology platform Minimally invasive implantation with precise, non-invasive incremental adjustments via External Remote Controller (“ERC”) Reduces need for repeat surgeries and creates meaningful improvements in patient quality of life, while generating cost savings to healthcare system Substantial reduction in complication rates as a result of avoided surgeries, offering a strong value proposition and gaining rapid surgeon adoption Market Opportunity Accelerate Ellipse’s go-to-market strategy Pull through opportunities through utilization of NuVasive’s product line in combination with MAGEC offering Creates new market opportunities for other applications of technology

Accelerates NuVasive’s transition from spine implant company to spine solutions company, offering broad range of integrated capabilities to deliver improved clinical and economic outcomes for patients and hospitals Complementary offerings to NuVasive that further diversify revenue mix and present new and large market opportunities for growth Builds on entry into adult deformity market with Integrated Global Alignment (iGA™) platform and aggressively inserts NuVasive into early onset and idiopathic adolescent scoliosis applications for non-elective procedures – an important and attractive part of the spinal deformity market with tremendous opportunities for accelerated growth Expands NuVasive’s footprint into new spine and niche orthopedic markets with highly differentiated technology that can be broadened to additional areas like degenerative spine disease, and through partnership in trauma and knee osteoarthritis Robust product pipeline enhances internal development and licensing opportunities, particularly through integration of NuVasive’s iGA platform and neuromonitoring expertise Accelerates revenue and earnings growth – enhancing NuVasive’s longer-term stated revenue target and non-GAAP EPS performance targets, while supporting five-year, double-digit ROIC goal Strategic Rationale Reinforces NuVasive’s focus on transformative spine solutions

Transaction Overview $380mm acquisition with $30mm potential milestone payment, financed with cash on hand Revenue Accelerates revenue growth toward the high single-digit range New applications of existing technology represent further upside opportunity Synergies Near-term annual operating cost synergies of ~$5mm identified, with even greater ability longer term to leverage NuVasive’s existing infrastructure Non-GAAP EPS Accretive to NuVasive’s non-GAAP EPS – slightly within first 12 months and significantly thereafter ROIC Supports NuVasive’s five-year, double-digit return on invested capital goal Balance Sheet & Cash Flow Maintains balance sheet flexibility and NuVasive’s attractive financial profile Strengthens NuVasive’s cash flow generation over near term $380mm upfront +$30mm in a potential milestone payable in 2017 related to achievement of specific revenue targets Closing expected by end of February 2016, subject to customary closing conditions and regulatory approvals

Value Proposition Ellipse’s technology rapidly becoming standard of care in spine and orthopedics Builds on NuVasive’s reputation as leading technology provider and innovator for integrated spine procedure solutions Integrate highly regarded, differentiated and disruptive magnetic growing rod technology platform with NuVasive product offerings Accelerate new product opportunities based on existing and future Ellipse technology programs Integrate and optimize R&D programs across multiple application areas outside of core NuVasive spine channel Gains direct entry point for NuVasive in key markets Capture pediatric deformity opportunity with magnetic rod technology enhanced through integration of leading iGA alignment capabilities Penetrate new niche orthopedic markets with highly differentiated technology applied to trauma and knee osteoarthritis Exploit expansive technology platform to develop additional applications for further utility Expands International presence immediately with opportunities for greater penetration globally Ellipse’s commercialized products currently marketed and sold in the U.S. and 29 other countries globally

Ellipse’s Attractive Growth Profile U.S. dollar amounts in millions, except surgeon count Revenues by Region Revenues by Product U.S. Surgeon Adoption >425% CAGR 2016 revenues expected to be ~$60 million on pro forma basis; Go forward gross margins to range in low to mid ~70%

New, Large Market Opportunities $1.2 billion* current addressable market opportunity Highly scalable business with growth prospects both geographically and in addressable segments Proprietary Technology Non-invasively adjustable implants expected to have significant economic benefits over current implant technologies Favorable reimbursement across current products Robust IP portfolio with unique material engineering and design ‘know-how’ Focused on Revolutionizing Surgery Addressing sizable market opportunities with proprietary technology Ellipse Remote Control Intervention NuVasive once again redefining MIS surgery * Source: Life Science Intelligence, Inc.

MAGEC Eliminates lengthening surgeries Fewer complications More frequent adjustment to accommodate growth Improved patient outcomes and quality of life ~$570mm* global market opportunity Rapid training cycle: same initial procedure as traditional rods Single implant: fewer trays, less instrumentation Additional applications for further utility Before After Proprietary MAGEC-EOS system developed using MAGEC technology to treat children suffering from EOS Expandable spinal rods coupled with ERC allow for periodic, non-invasive adjustment of the implant Clear opportunity for application in idiopathic adolescent scoliosis, as well as adult spinal deformity and degeneration cases Paradigm shift in the treatment of early onset scoliosis Revolutionary Therapy Highly Scalable Product *Ellipse Technologies estimates

Proprietary PRECICE LLD system developed using MAGEC technology to treat limb length discrepancies Non-invasive, adjustable intramedullary nail coupled with ERC Designed to internally lengthen the long bones of leg with precision and control, and without need for external fixation Innovative technique with rapidly growing clinical paper support and significant benefits over traditional procedures ~$700mm* global market opportunity Pre-programmed for at-home use Improved socioeconomic benefits PRECICE Traditional Lengthening PRECICE Innovative limb lengthening system *Ellipse Technologies estimates PRECICE Revolutionizes Approach

Reinforces focus on transformative spine solutions to improve patient outcomes Extends position as global spine leader with comprehensive approach to fast-growing complex deformity market Provides new innovation platforms to strategically address broader spine and niche orthopedic applications Immediately expands International presence with opportunities for greater penetration globally Accelerates stated revenue growth to high single-digit Slightly accretive to non-GAAP EPS in first 12 months and significantly thereafter Supports five-year, double-digit return on invested capital goal Summary Extending leadership in MIS with market-making, category leading technology

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